UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2007

Books-A-Million, Inc. ___________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

DELAWARE	0-20664	63-0798460
___________________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 Industrial Lane, Birmingham, Alabama ____________________________________________________________	35211 ______________________________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (205) 942-3737

N/A
___________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 11, 2007, Books-A-Million, Inc. (the “Company”) entered into a sixth amendment (“Credit Agreement Amendment”) with Bank of America, N.A. ("B of A"), SunTrust Bank, N.A. (“Sun Trust”), Wells Fargo Bank, N.A. (“Wells Fargo”), Wachovia Bank N.A. (“Wachovia”), and Regions Bank, N.A. (“Regions”), to its existing Credit Agreement with B of A, SunTrust, Wells Fargo, Wachovia, and Regions, as amended by the First, Second, Third, Fourth and Fifth Amendments to the Credit Agreement, dated as of June 14, 2004, June 23, 2005, June 30, 2006, August 3, 2006 and September 6, 2006 respectively.

The Credit Agreement Amendment, among other things, adjusts the applicable Shareholder’s Equity covenant allowable under the Credit Agreement. Shareholders’ Equity for the Consolidated Entities on a consolidated basis shall not be on any date after February 3, 2007 less than an amount equal to the difference between: (i) the sum of (A) $141,000,000.00 plus (B) 100% of Consolidated Net Income (if positive and with no reduction if negative), for each fiscal quarter (beginning with the next fiscal quarter ending after February 3, 2007 and each fiscal quarter thereafter) plus (C) 100% of any equity issuance occurring after February 3, 2007; minus (ii) the total of Restricted Payments made after February 3, 2007. In addition, the Company can continue to purchase its own stock and pay cash dividends subject to limits defined in the credit agreement.

The description of the Credit Agreement Amendment is qualified by reference to Exhibit 10.01.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Document Description
10.01

Sixth Amendment to the Credit Agreement, dated as of June 11, 2007, between the Company and Bank of America, N.A., SunTrust Bank, N.A., Wells Fargo Bank, N.A., Wachovia Bank N.A. and Regions Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

_____________BOOKS-A-MILLION, INC._______
(Registrant)

Date _June 11, 2007_________________________
___________________/s/ Douglas G. Markham______________
(Signature)
Name: Douglas G. Markham
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
10.01

Sixth Amendment to the Credit Agreement, dated as of June 11, 2007, between the Company and Bank of America, N.A., SunTrust Bank, N.A., Wells Fargo Bank, N.A., Wachovia Bank N.A. and Regions Bank, N.A.